SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  F O R M  8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                         CIT Equipment Collateral 2000-2
             (Exact name of registrant as specified in its charter)

                Delaware                                      52-7109880
          (State of incorporation)                        (I.R.S. Employer
                                                        Identification Number)

       c/o Chase Manhattan Bank USA, National Association
       1201 North Market Street
       Wilmington, Delaware                              19801
      (Address of principal                            (Zip Code)
        executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                       Name of each exchange on which
      to be so registered                       each class is to be registered
            None                                       N/A


          If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

          If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box [ ].

Securities to be registered pursuant to Section 12(g) of the Act:
                 $200,000,000 Class A-1 Receivable-Backed Notes $356,000,000 Class A-2 Receivable-Backed Notes $306,000,000 Class A-3 Receivable-Backed Notes $132,549,665 Class A-4 Receivable-Backed Notes
                 $ 15,870,473 Class B Receivable-Backed Notes
                 $ 21,160,631 Class C Receivable-Backed Notes
                 $ 26,450,790 Class D Receivable-Backed Notes
                                (Title of class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

            Prospectus Supplement dated September 21, 2000 and Prospectus dated July 19, 1999 filed with the Commission on September 25, 2000 pursuant to Rule 424(b)(2) are incorporated by reference herein.




Item 2.   Exhibits
          --------

          1.1* Form S-3 Registration Statement No. 333-74847 filed with the Commission on March 23, 1999.

          1.2*  Amendment No. 1 to the Form S-3 Registration Statement No.
                333-74847 filed with the Commission on May 24, 1999.

          1.3*  Amendment No. 2 to the Form S-3 Registration Statement No.
                333-74847 filed with the Commission on July 7, 1999.

          1.4*  Amendment No. 3 to the Form S-3 Registration Statement No.
                333-74847 filed with the Commission on July 19, 1999.

          1.5* Form 424(b)(5) Registration Statement No. 333-74847 filed with the Commission on September 20, 2000.

          1.6* Form 424(b)(2) Registration Statement No. 333-74847 filed with the Commission on September 25, 2000.

          *  Previously filed.

                                    SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    CIT EQUIPMENT COLLATERAL 2000-2

                                    By: CAPITA CORPORATION
                                          as Servicer




                                 By: /s/ Eric S. Mandelbaum
                                     ------------------------------------------
                                 Name: Eric S. Mandelbaum
                                 Title: Vice President and Assistant Secretary



Dated:  October 4, 2000